UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 27, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-08               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers, and JPMorgan Chase Bank, N.A., as trustee.

       On December 27, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-2
            Home Equity Mortgage Pass-Through Certificates, Series 2005-2

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: December 29, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005




Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2005

                           Credit Suisse First Boston
         Home Equity Mortgage Pass-Through Certificates, Series 2005-2
                        Statement to Certificateholders
                               December 27, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        90,200,000.00    52,178,678.68     5,736,536.88       202,859.11    5,939,395.99    0.00       0.00       46,442,141.80
A2       197,000,000.00    86,308,215.29    16,700,826.89       330,944.06   17,031,770.95    0.00       0.00       69,607,388.40
A3        65,600,000.00    65,600,000.00             0.00       257,370.67      257,370.67    0.00       0.00       65,600,000.00
M1        27,120,000.00    27,120,000.00             0.00       111,222.13      111,222.13    0.00       0.00       27,120,000.00
M2        13,680,000.00    13,680,000.00             0.00        56,468.00       56,468.00    0.00       0.00       13,680,000.00
M3        11,520,000.00    11,520,000.00             0.00        47,859.20       47,859.20    0.00       0.00       11,520,000.00
M4        11,760,000.00    11,760,000.00             0.00        50,424.27       50,424.27    0.00       0.00       11,760,000.00
M5        11,520,000.00    11,520,000.00             0.00        49,907.20       49,907.20    0.00       0.00       11,520,000.00
M6        10,800,000.00    10,800,000.00             0.00        47,556.00       47,556.00    0.00       0.00       10,800,000.00
M7        10,800,000.00    10,800,000.00             0.00        51,588.00       51,588.00    0.00       0.00       10,800,000.00
M8        10,800,000.00    10,800,000.00             0.00        52,548.00       52,548.00    0.00       0.00       10,800,000.00
M9         7,680,000.00     7,680,000.00             0.00        41,600.00       41,600.00    0.00       0.00        7,680,000.00
B1         7,920,000.00     7,920,000.00             0.00        46,200.00       46,200.00    0.00       0.00        7,920,000.00
B2         3,600,000.00     3,600,000.00             0.00        21,000.00       21,000.00    0.00       0.00        3,600,000.00
AR               100.00             0.00             0.00             0.00            0.00    0.00       0.00                0.00
ARL              100.00             0.00             0.00             0.00            0.00    0.00       0.00                0.00
P                100.00           100.00             0.00       223,347.19      223,347.19    0.00       0.00              100.00
TOTALS   480,000,300.00   331,286,993.97    22,437,363.77     1,590,893.83   24,028,257.60    0.00       0.00      308,849,630.20

X1       480,000,000.00   339,568,998.55             0.00             0.00            0.00    0.00       0.00      318,238,237.59
X2                 0.00             0.00             0.00             0.00            0.00    0.00       0.00                0.00
XS       333,132,042.59   255,979,998.68             0.00        42,663.33       42,663.33    0.00       0.00      239,655,406.19
-----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------------------------------------
                        BEGINNING                                                           ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST            TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
------------------------------------------------------------------------------------------------------------  ---------------------
A1      225458HV3      578.47759069    63.59796984           2.24899235          65.84696220     514.87962084     A1    4.373750 %
A2      225458JP4      438.11276797    84.77577102           1.67991909          86.45569010     353.33699695     A2    4.313750 %
A3      225458JQ2    1,000.00000000     0.00000000           3.92333338           3.92333338   1,000.00000000     A3    4.413750 %
M1      225458HY7    1,000.00000000     0.00000000           4.10111099           4.10111099   1,000.00000000     M1    4.613750 %
M2      225458HZ4    1,000.00000000     0.00000000           4.12777778           4.12777778   1,000.00000000     M2    4.643750 %
M3      225458JA7    1,000.00000000     0.00000000           4.15444444           4.15444444   1,000.00000000     M3    4.673750 %
M4      225458JB5    1,000.00000000     0.00000000           4.28777806           4.28777806   1,000.00000000     M4    4.823750 %
M5      225458JC3    1,000.00000000     0.00000000           4.33222222           4.33222222   1,000.00000000     M5    4.873750 %
M6      225458JD1    1,000.00000000     0.00000000           4.40333333           4.40333333   1,000.00000000     M6    4.953750 %
M7      225458JE9    1,000.00000000     0.00000000           4.77666667           4.77666667   1,000.00000000     M7    5.373750 %
M8      225458JF6    1,000.00000000     0.00000000           4.86555556           4.86555556   1,000.00000000     M8    5.473750 %
M9      225458JG4    1,000.00000000     0.00000000           5.41666667           5.41666667   1,000.00000000     M9    6.093750 %
B1      225458JM1    1,000.00000000     0.00000000           5.83333333           5.83333333   1,000.00000000     B1    7.000000 %
B2      225458JN9    1,000.00000000     0.00000000           5.83333333           5.83333333   1,000.00000000     B2    7.000000 %
AR      225458HW1        0.00000000     0.00000000           0.00000000           0.00000000       0.00000000     AR    9.667419 %
ARL     225458HX9        0.00000000     0.00000000           0.00000000           0.00000000       0.00000000     ARL   9.667419 %
P       225458JH2    1,000.00000000     0.00000000   2,233,471.90000000   2,233,471.90000000   1,000.00000000     P     9.667419 %
TOTALS                 690.18080607    46.74447864           3.31436007          50.05883871     643.43632744

X1      225458JJ8      707.43541365     0.00000000           0.00000000           0.00000000     662.99632831     X1    0.000000 %
XS      225458JL3      768.40401389     0.00000000           0.12806733           0.12806733     719.40064464     XS    0.000000 %
-------------------------------------------------------------------------------------------------------------  --------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                               Annette M Marsula
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-8180
                              Fax: (212) 623-5930
                      Email: annette.marsula@jpmorgan.com

Sec. 4.06(a)(i)           Principal Remittance Amount                                                               21,111,943.87

                          Scheduled Principal Payments                                                              254,723.78

                          Principal Prepayments                                                                     20,105,005.47

                          Curtailments                                                                              313,472.77

                          Cutailment Interest Adjustments                                                           298.61

                          Repurchase Principal                                                                      292,251.56

                          Substitution Amounts                                                                      0.00

                          Net Liquidation Proceeds                                                                  104,247.76

                          Other Principal Adjustments                                                               0.00

                          Gross Interest                                                                            2,870,588.30

                          Recoveries from Prior Loss Determinations                                                 41,943.92

                          Reimbursements of Non-Recoverable Advances Previously Made                                29,242.46

                          Recovery of Reimbursements Previously Deemed Non-Recoverable                              0.00

Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected                 103

                          Balance of Loans with Respect to which Prepayment Penalties were Collected                5,639,554.70

                          Amount of Prepayment Penalties Collected                                                  223,346.38

Sec. 4.06(a)(iv)          Beginning Number of Loans Outstanding                                                     7,161

                          Beginning Aggregate Loan Balance                                                          339,569,098.55

                          Ending Number of Loans Outstanding                                                        6,769

                          Ending Aggregate Loan Balance                                                             318,238,337.59

Sec. 4.06(a)(v)           Servicing Fees (Including Credit Risk Manager Fee)                                        104,300.30

                          Trustee Fees                                                                              1,414.87

Sec. 4.06(a)(vii)         Current Advances                                                                          N/A

                          Aggregate Advances                                                                        N/A
Section 4.06(a)(viii)     Delinquent Mortgage Loans
                               Delinquency by Group
                               Group  1
                               Category                Number           Principal Balance                   Percentage
                               1 Month                     97           3,785,845.92                        1.19 %
                               2 Month                     48           1,804,079.71                        0.57 %
                               3 Month                     89           4,251,093.90                        1.34 %
                               Total                      234           9,841,019.53                        3.09 %
                               Delinquency Totals
                               Group Totals
                               Category                Number           Principal Balance                   Percentage
                               1 Month                     97           3,785,845.92                        1.19 %
                               2 Month                     48           1,804,079.71                        0.57 %
                               3 Month                     89           4,251,093.90                        1.34 %
                               Total                      234           9,841,019.53                        3.09 %
                                           * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                                Bankruptcy by Group
                                Group               Number of           Principal Balance          Percentage
                                Number              Loans
                                   1                     102             3,754,965.70                  1.18%

                                Bankruptcy Totals
                                Number of                  Principal              Percentage
                                Loans                      Balance
                                   102                     3,754,965.70               1.18%

                                           * Only Current Bankruptcies are reflected in the table above.

                          Foreclosures
                                Foreclosure by Group
                                Group              Number of            Principal Balance         Percentage
                                Number             Loans

                                      1                      3            133,966.74                     0.04%

                                Foreclosure Totals
                                Number of                Principal               Percentage
                                Loans                    Balance

                                   3                     133,966.74                  0.04%

Section 4.06(a)(xi)       REO Properties
                                REO by Group
                                Group            Number of         Principal Balance         Percentage
                                Number           Loans

                                      1                    1          27,959.86                     0.01%

                                REO Totals
                                Number of       Principal              Percentage
                                Loans           Balance

                                   1            27,959.86                  0.01%

Section 4.06(a)(xii)      Current Realized Losses                                                                   260,760.11

                          Cumulative Realized Losses - Reduced by Recoveries                                        1,182,063.35

Trigger Event             Trigger Event Occurrence (Effective March 2008)                                           NO
                          (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                          Rolling 3 Month Delinquency Rate                                                          1.68601%
                          Sr. Enhancement Percentage x 16%                                                          6.86724%
                                                                   OR
                          (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                          Cumulative Loss % of Original Aggregate Collateral Balance                                0.24626%
                          Cumulative Loss Limit                                                                     0.00%

O/C Reporting             Targeted Overcollateralization Amount                                                     24,480,015.32
                          Ending Overcollateralization Amount                                                       9,388,707.39
                          Ending Overcollateralization Deficiency                                                   15,091,307.93
                          Overcollateralization Release Amount                                                      0.00
                          Monthly Excess Interest                                                                   1,325,419.90
                          Payment to Class X-1                                                                      0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
